LINCOLN VARIABLE INSURANCE PRODUCTS TRUST

LVIP BlackRock Dividend Value Managed Volatility Fund

Supplement Dated December 20, 2024

to the Summary and Statutory Prospectuses dated May 1, 2024

Unless otherwise defined in this supplement, capitalized terms used in this supplement have the meanings assigned to them in the Summary and Statutory Prospectuses

This Supplement updates certain information in the Summary and Statutory Prospectuses for the LVIP BlackRock Dividend Value Managed Volatility Fund (the “Fund”). You may obtain copies of the Fund’s Summary and Statutory Prospectuses free of charge, upon request, by calling toll-free 1-800-4LINCOLN (454-6265) or at www.lincolnfinancial.com/lvip.

Revisions to the Prospectuses for the Fund are effective February 20, 2025

1.

The following replaces the language within the Fund’s Principal Investment Strategies on page 2 under the Summary section and the Investment Objective and Principal Investment Strategies on page 6 under the Additional Information About the Fund section:

For the “select dividend” strategy, BlackRock uses a quantitative, index-oriented approach to replicate the securities included in the Dow Jones US Dividend 100 Index, which measures the performance of a selected group of equity securities issued by companies that have provided relatively high dividend yields on a consistent basis over time.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE